UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020

PACIFIC OAK STRATEGIC OPPORTUNITY REIT II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-55424	46-2822978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11150 Santa Monica Blvd., Suite 400

Los Angeles, California 90025

(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2020, Pacific Oak Strategic Opportunity REIT II, Inc. (the “Company” or “POSOR II”), Pacific Oak Strategic Opportunity REIT, Inc. (“POSOR I”), and Pacific Oak SOR II, LLC, an indirect subsidiary of POSOR I (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of POSOR I. In accordance with the applicable provisions of the Maryland General Corporation Law, the separate existence of POSOR II shall cease at the effective time of the Merger.

Subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock, $0.01 par value per share (the “POSOR II Common Stock”), will be converted into the right to receive 0.9643 shares of POSOR I common stock, par value $0.01 per share (“POSOR I Common Stock”) at the effective time of the Merger.

The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” The Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

Agreement and Plan of Merger

The Merger Agreement contains customary representations, warranties and covenants, including covenants prohibiting POSOR II and its subsidiaries and representatives from soliciting or facilitating proposals relating to alternative business combinations after the Go Shop Period End Time (as defined herein), subject to certain limited exceptions.

Pursuant to the terms of the Merger Agreement, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. New York City time on April 4, 2020 (the “Go Shop Period End Time”), POSOR II and its subsidiaries and representatives may initiate and enter into discussions concerning proposals relating to alternative business combinations.

The Merger Agreement also provides that prior to obtaining the approval of the holders of a majority of the outstanding shares of POSOR II Common Stock with respect to the Merger, the board of directors of POSOR II may withdraw its recommendation of the Merger or make an Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with certain conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances, including but not limited to, by either POSOR I or POSOR II (in each case, with the prior approval of its special committee, comprised solely of independent directors) (i) if the Merger has not been consummated on or before 11:59 p.m. New York City time on November 19, 2020, (ii) if a final and non-appealable order is entered prohibiting or restraining the Merger, (iii) if approval of the POSOR II stockholders has not been obtained at the stockholders’ meeting convened for the purpose of voting on the Merger or (iv) upon a material uncured breach of the respective obligations, covenants or agreements by the other party that would cause the closing conditions in the Merger Agreement not to be satisfied.

In addition, prior to approval of the Merger by POSOR II’s stockholders, (i) POSOR II (with the prior approval of its special committee) may terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (each as defined in the Merger Agreement) and (ii) POSOR I may terminate the Merger Agreement upon an Adverse Recommendation Change.

If the Merger Agreement is terminated in connection with the POSOR II’s acceptance of a Superior Proposal or making an Adverse Recommendation Change, then POSOR II must pay to POSOR I a termination fee of (i) $9,280,000 or (ii) $4,640,000 if it occurred within one business day of the end of the specified period for negotiations with POSOR I immediately following notice (received, except in limited circumstances, before the Go Shop Period End Time) that POSOR II intends to enter into a Superior Proposal.

The obligation of each party to consummate the Merger is subject to a number of conditions, including (i) receipt of the approval of the holders of a majority of the outstanding shares of POSOR II Common Stock with respect to the Merger, (ii) receipt of the approval of the holders of a majority of the outstanding shares of POSOR II Common Stock with respect to a proposed charter amendment to remove all limitations on “roll-up transactions,” (iii) delivery of certain documents and legal opinions, (iv) the truth and correctness of the representations and warranties of the parties, subject to the materiality standards contained in the Merger Agreement, (v) the effectiveness of the registration statement on Form S-4 to be filed by POSOR I to register the shares of POSOR I Common Stock to be issued as consideration in the Merger, and (vi) the absence of a POSOR I Material Adverse Effect or POSOR II Material Adverse Effect (as each term is defined in the Merger Agreement).

POSOR I’s obligation to consummate the Merger is not subject to a financing condition. Until the effective time of the Merger, POSOR I and POSOR II are each permitted to continue paying distributions in amounts consistent with recent distributions although it is expected that POSOR I and POSOR II will suspend payment of distributions until filing of the Form S-4 and make “catch up” distributions thereafter to make up for those not paid during the suspension period.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any factual information about POSOR I or POSOR II. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement, and are not intended as statements of fact to be relied upon by POSOR II’s stockholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of POSOR I or POSOR II. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in POSOR II’s public disclosures. POSOR II acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Amended and Restated Advisory Agreement

Concurrently with the entry into the Merger Agreement, POSOR I and its external advisor, Pacific Oak Capital Advisors, LLC (the “Advisor”) (which is also the external advisor to POSOR II) entered into the Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”). The Amended Advisory Agreement amends POSOR I’s existing advisory agreement to provide that no acquisition fees will be paid in connection with the Merger and to set the “issue price” ($10.63 per share) of the shares issued in the Merger for purposes of calculating the Advisor’s future incentive fees.

Termination Agreement

Concurrently with the entry into the Merger Agreement, POSOR II and the Advisor entered into a termination letter agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the advisory agreement between POSOR II and the Advisor (the “POSOR II Advisory Agreement”) will be terminated at the effective time of the Merger. Also pursuant to the Termination Agreement, the Advisor waived any disposition fee it otherwise would be entitled to receive from POSOR II with respect to the Merger; however, if POSOR II is ultimately sold to another bidder in connection with a Superior Proposal, then the Advisor shall be entitled to a disposition fee from POSOR II in an amount as set forth in the POSOR II Advisory Agreement.

The foregoing description of the Termination Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On February 19, 2020, POSOR I and POSOR II issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

POSOR II is also sending a letter to its stockholders regarding the matters disclosed in Item 8.01 of this Current Report on Form 8-K and the proposed Merger. A copy of the stockholder letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, POSOR I will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus jointly prepared by POSOR I and POSOR II, and other related documents. The joint proxy statement/prospectus will contain important information about the proposed Merger and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY POSOR I AND POSOR II WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POSOR I, POSOR II AND THE PROPOSED MERGER. Investors and stockholders of POSOR I and POSOR II may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by POSOR I and POSOR II with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by POSOR I and POSOR II with the SEC are also available free of charge on POSOR I’s website (http://www.pacificoakcmg.com/offering/reit-i) and POSOR II’s website (http://www.pacificoakcmg.com/offering/reit-ii), respectively.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

POSOR I, POSOR II, their respective directors and executive officers, and the Advisor may be deemed to be participants in the solicitation of proxies from POSOR II’s stockholders in respect of the proposed Merger. Information regarding POSOR I’s directors, executive officers and the Advisor is available in the proxy statement filed with the SEC by POSOR I on November 22, 2019 in connection with its 2019 annual meeting of stockholders. POSOR II’s current executive officers and external advisor are all the same as that of POSOR I. Information regarding POSOR II’s directors is available in the proxy statement filed with the SEC by POSOR II on December 11, 2018 in connection with its 2018 annual meeting of stockholders. Certain directors and executive officers of POSOR I and POSOR II, the Advisor and other persons may have direct or indirect interests in the proposed Merger due to securities holdings in POSOR I and POSOR II and economic interests in the Advisor and affiliates of the Advisor, which earn fees from their relationships with POSOR I and POSOR II. If and to the extent that any of the POSOR I or POSOR II participants will receive any additional benefits in connection with the proposed Merger, the details of those benefits will be described in the joint proxy statement/prospectus relating to the proposed Merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of POSOR I or POSOR II, their executive officers and directors, and the Advisor and its affiliates in the proposed Merger by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; POSOR II can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from POSOR II’s expectations include, but are not limited to, the risk that the proposed Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain the approval of POSOR II’s stockholders or the failure to satisfy the other conditions to completion of the proposed Merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Merger; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of POSOR I or POSOR II; and other factors, including those set forth in the Risk Factors section of POSOR II’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by POSOR II with the SEC, copies of which are available on the SEC’s website, www.sec.gov. POSOR II undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 19, 2020, by and among Pacific Oak Strategic Opportunity REIT, Inc., Pacific Oak SOR II, LLC and Pacific Oak Strategic Opportunity REIT II, Inc.

10.1	Termination Agreement, dated as of February 19, 2020, by and between Pacific Oak Strategic Opportunity REIT II, Inc. and Pacific Oak Capital Advisors, LLC

99.1	Joint Press Release, dated February 19, 2020

99.2	Letter to Stockholders, dated February 19, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT II, INC.

Dated: February 19, 2020	By:	/s/ Michael Bender
	Name:	Michael Bender
	Title:	Chief Financial Officer